Exhibit 99.1

CAPITAL MARKETS UPDATE | SEPTEMBER 2018

FORWARD LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements, which are based on current expectations, estimates and projections about the industry and markets in which MAA operates and beliefs of and assumptions made by MAA management, involve uncertainties that could significantly affect the financial results of MAA . Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward - looking statements, which are not historical in nature . In this presentation, forward - looking statements include, but are not limited to, statements about forecasted 2018 operating results, expected benefits and synergies from the merger with Post Properties, Inc . and the timing of those benefits and synergies, anticipated occupancy rates, the anticipated value of current development projects and lease - up communities, estimated costs of property development, the anticipated timing of completion of current development projects and the stabilization of such projects, MAA’s future development projects, the anticipated stabilization of communities in lease - up, the anticipated scope of MAA’s future redevelopment activities and projected redevelopment costs and incremental rent growth, and other information that is not historical . All statements that address operating performance, events or developments that MAA anticipates or expects will occur in the future are forward - looking statements . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict . Although MAA believes the expectations reflected in any forward - looking statements are based on reasonable assumptions, MAA can give no assurance that its expectations will be achieved, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward - looking statements . Some of the factors that may affect outcomes and results include, but are not limited to : inability to generate sufficient cash flows due to market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors ; exposure as a multifamily - focused REIT to risks inherent in investments in a single industry and sector ; adverse changes in real estate markets ; failure of new acquisitions to achieve anticipated results or be efficiently integrated ; failure of development communities to be completed, if at all, within budget and on a timely basis or to lease - up as anticipated ; unexpected capital needs ; changes in operating costs, including real estate taxes, utilities and insurance costs ; losses from catastrophes in excess of our insurance coverage ; level and volatility of interest or capitalization rates or capital market conditions ; the effect of any rating agency actions ; inability to attract and retain qualified personnel ; cyberliability or potential liability for breaches of our privacy or information security systems ; adverse legislative or regulatory tax changes ; litigation and compliance costs associated with laws requiring access for disabled persons ; difficulty in integrating MAA’s and Post Properties’ merger ; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by MAA from time to time, including those discussed under the heading “Risk Factors” in MAA’s most recently filed Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q . MAA undertakes no duty to update any forward - looking statements appearing in this presentation . REGULATION G This presentation contains certain non - GAAP financial measures within the meaning of the Securities Exchange Act of 1934 , as amended . MAA’s definitions of these non - GAAP financial measures, among other terms, and reconciliations to the most directly comparable GAAP measures, can be found in the accompanying Appendix and under the “Financial Results” navigation tab on the “For Investors” page of MAA’s website at www . maac . com . 2

A STRATEGY FOCUSED ON CREATING VALUE THROUGH THE FULL MARKET CYCLE FOCUSED ON HIGH - GROWTH REGION OF THE U.S. MAA focuses exclusively on the high - growth Southeast, Southwest and Mid - Atlantic regions; high household formation driving consistently strong demand UNIQUELY DIVERSIFIED AND BALANCED EARNINGS STREAM WITH HIGH - RECURRING ATTRIBUTES MAA has broad diversification and balance across the region, appealing to the largest segment of the rental market PLATFORM ADVANTAGES TO OPPORTUNISTICALLY DEPLOY CAPITAL AND CREATE VALUE MAA’s exclusive focus on region for over 24 years, superior track record of closing performance and strong balance sheet drive robust deal flow and opportunities PLATFORM ADVANTAGES TO DRIVE VALUE THROUGH OPERATIONS MAA is the largest owner/operator of apartments across the United States 1 …drives superior cost efficiencies and higher operating margins STRONG BALANCE SHEET TO SUPPORT COVERAGE RATIOS THROUGH THE CYCLE AND OPPORTUNISTIC NEW GROWTH MAA maintains a strong investment grade balance sheet and a dividend payout ratio superior to the sector average 2 1 National Multifamily Housing Council (NMHC), 2018 NMHC 50, published April 13, 2018; ranked largest apartment owner in the U. S. based on number of apartment units owned and operated 2 Sector average includes multifamily peers: AIV, AVB, CPT, EQR, ESS and UDR Value Creation • Long - term earnings growth superior to the performance implied in market cap rates • Superior balance sheet and execution capabilities support value creation at initial capital deployment • Lower volatility over cycle with enhanced ability to compound value through the cycle 3

FOCUS ON HIGH GROWTH REGION OF THE U.S. 64% SECTOR 39% SECTOR 4% MAA 0% MAA • Superior JOB GROWTH VS. NATIONAL AVERAGES • Favorable MIGRATION TRENDS and HOUSEHOLD FORMATIONS • FAVORABLE TAX ENVIRONMENT attracts employers and drives job growth • BUSINESS - FRIENDLY infrastructure attracts employers • MAA is the LARGEST OWNER - OPERATOR of apartment homes across the U.S. 2 MAA Differentiated Approach Within the Apartment Sector % PUBLIC APARTMENT REIT SECTOR NOI FROM 10 GATEWAY MARKETS 1 % PUBLIC APARTMENT REIT SECTOR NOI FROM CALIFORNIA 1 1 Green Street Advisors, Residential Sector Update, August 23, 2018 2 National Multifamily Housing Council (NMHC), 2018 NMHC 50, published April 13, 2018; ranked largest apartment owner in the U.S. based on number of apartment units owned and operated 4

ACTIVE MARKET DIVERSIFICATION AND SUBMARKET BALANCE ACROSS THE HIGH GROWTH REGION TOP 20 MARKETS 1 % OF Q2 2018 NOI 2 Atlanta, GA 13.4% Dallas, TX 9.4% Charlotte, NC 7.2% Washington, DC 6.9% Tampa, FL 6.6% Austin, TX 5.9% Orlando, FL 5.8% Raleigh/Durham, NC 4.5% Nashville, TN 4.3% Fort Worth, TX 4.1% Houston, TX 3.9% Jacksonville, FL 3.5% Charleston, SC 2.9% Phoenix, AZ 2.6% Savannah, GA 2.1% Richmond, VA 1.8% Greenville, SC 1.3% San Antonio, TX 1.3% Birmingham, AL 1.2% Kansas City, MO - KS 0.7% Total 89.4% Multifamily Markets Regional Office Corporate Office 48% 52% DIVERSIFIED IN PRICE POINTS 1,3 A to A+ B to B+ 50% 22% 18% 10% DIVERSIFIED IN SUBMARKETS 1 Inner Loop Suburban Satellite City Downtown/CBD Source: Company 2 Q 2018 Filings 1 Based on 6/30/2018 total multifamily portfolio gross asset value 2 Same Store NOI 3 Average effective rent/unit for 6/30/2018 of higher than $1,275 for A to A+ and $1,275 or lower for B to B+ for total multifa mi ly portfolio 5

0.9% 12.5% 44.0% 28.9% 9.4% 0.5% 3.7% 0.1% 0.0% 4.4% 15.8% 23.7% 20.9% 13.8% 7.6% 5.6% 4.6% 3.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% Spread of Rents in MAA Portfolio Spread of Rents Paid by Apartment Renters • Provides downside protection • Helps mitigate new supply pressures over cycle RESIDENT DEMOGRAPHICS: SURVEYED MONTHLY RENT RATE Source: 2017 NMHC/Kingsley Renter Preferences Report (based on 258,941 resident responses) PORTFOLIO BALANCED TO SERVE THE LARGEST SEGMENTS OF THE APARTMEN T RENTAL MARKET… BETTER FULL CYCLE PERFORMANCE 6

AVERAGE DAILY OCCUPANCY Q1 Q2 JULY AUGUST 2018 96.3% 96.0% 95.7% 96.1% 2017 96.0% 96.1% 96.0% 96.1% SAME STORE LEASING UPDATE – AS OF AUGUST 31, 2018 LEASE OVER LEASE PRICING LEGACY POST SAME STORE BLENDED LEASE OVER LEASE PRICING (2018 VS. 2017) BLENDED LEASE OVER LEASE PRICING (2018 VS. 2017) FORECAST FOR THE REMAINDER OF Q3 AND THE FULL Q4 IS 96.0% OCCUPANCY 7 - 0.6% 1.7% 1.7% 1.8% 3.4% 2.9% 2.6% 2.5% - 0.9% - 0.9% - 1.1% - 0.9% 0.7% 1.3% 2.3% 1.3% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Jan Feb Mar Apr May Jun Jul Aug 2018 2017 - 2.3% 1.2% 1.0% 5.5% 5.8% 5.9% 1.5% 3.5% 3.4% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Q1 2018 Q2 2018 Aug QTD New Lease Renewal Blended 1.5% 3.5% 3.4% 1.2% 2.4% 2.7% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Q1 Q2 Aug QTD 2018 2017

• Established history and success of disciplined capital deployment will govern growth through new development • Manage the design and investment from an owner - operator perspective; optimize long - term margins • Pipeline opportunities currently in pre - development: Denver, CO and Orlando, FL DEVELOPMENT PIPELINE AND LEASE - UPS POISED TO DELIVER VALUE PROPERTY MSA TOTAL UNITS TOTAL EXP COST (IN MILLIONS) INITIAL DELIVERY EXPECTED STABILIZATION 1201 Midtown II Charleston, SC 140 $ 29.5 3Q 2018 3Q 2019 Post Centennial Park Atlanta, GA 438 $ 96.3 2Q 2018 4Q 2019 Post Parkside at Wade III Raleigh, NC 150 $ 25.0 3Q 2019 1Q 2020 Post Sierra at Frisco Bridges II Dallas, TX 348 $ 69.0 2Q 2020 3Q2021 TOTAL ACTIVE DEVELOPMENTS 1,076 $ 219.8 ACTIVE DEVELOPMENTS At 6/30/2018 PROPERTY MSA TOTAL UNITS TOTAL COST (IN MILLIONS) PHYSICAL OCCUPANCY EXPECTED STABILIZATION Acklen West End Nashville, TN 320 $ 71.8 91.6% 3Q 2018 Post South Lamar II Austin, TX 344 $ 65.6 91.6% 3Q 2018 The Denton II Kansas City, MO 154 $ 25.4 74.7% 4Q 2018 Post Midtown Atlanta, GA 332 $ 91.1 68.4% 4Q 2018 Sync 36 Denver, CO 374 $ 104.5 73.5% 1Q 2019 Post River North Denver, CO 359 $ 88.2 55.7% 2Q 2019 TOTAL ACTIVE LEASE - UPS 1,883 $ 446.6 75.7% ACTIVE LEASE - UPS At 6/30/2018 6.2% AVERAGE BLENDED STABILIZED NOI YIELD $27M - $ 28M TOTAL EXPECTED STABILIZED INCREMENTAL NOI 6.3% AVERAGE EXPECTED STABILIZED NOI YIELD $13.5M - $14.5M TOTAL EXPECTED STABILIZED INCREMENTAL NOI Source : Company 2Q 2018 Earnings Release Supplemental furnished with the SEC 8

2012 2013 2014 2015 2016 2017 2018F MAA Peer Group MAA: 2.4% 2012 - 2018F Expense CAGR PEER GROUP 1 : 3.1% 2012 - 2018F Expense CAGR MAA’s established expense management practice stands out among peers OPERATIONAL ADVANTAGES DRIVE VALUE 1. Unique shop stocking program drives down maintenance and turn costs 2. Proactive utility monitoring and management program 3. Proactive lease expiration management and inventory readiness practices 4. Superior use of technology to efficiently drive qualified leasing traffic; high capture rate 5. Enhanced scale, size and efficiencies in procurement of third party products and services associated with property operations Source: Company reports 1 Peer Group defined as AIV, AVB, CPT, EQR, ESS, UDR, PPS (through 2016), HME (through 2014), AEC (through 2014), CLP (through 2013), BRE (through 2013) PROPERTY OPERATING EXPENSES Reported Same Store 70bps annual expense savings in CAGR over 6 year period expected to create an estimated $84M of value at 5.6% cap rate 9

63.0% 64.2% 66.5% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 2016 Actual Q1 2018 Full Synergy Capture PPS NOI Margin 3 Same Store NOI Margin Improvement • MAA platform capabilities applied to CLP and PPS portfolios drive meaningful margin expansion • PPS margin improvement to date has been expense driven; opportunities associated with revenue management practices and additional expense synergy protocols to be captured: • In - house turns • Maintenance supply inventory program • Significant unit interior redevelopment 1 Same Store Portfolio 2 Legacy Colonial Same Store Portfolio as defined in previous Company filings 3 Post Adjusted Same Store Portfolio as defined in previous Company filings 4 Estimated NOI margin after capturing all “NOI Margin” and “Redevelopment Pipeline” opportunities discussed on slide 13 Scale of operations supports investments in technology and programs superior to those used by smaller, less sophisticated third party managers that are more prevalent in our markets 4 60.2% 63.1% 58.0% 59.0% 60.0% 61.0% 62.0% 63.0% 64.0% 2013 Actual 2017 Actual CLP NOI Margin 2 OPERATIONAL STRENGTH 10 57.9% 58.8% 58.5% 59.8% 60.5% 61.6% 62.3% 62.8% 62.9% 57.0% 58.0% 59.0% 60.0% 61.0% 62.0% 63.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018F MAA NOI Margin 1

OPERATING PLATFORM: REDEVELOPMENT = STRONG VALUE CREATION Over 28,000 units redeveloped during past 5 years Redevelopments are performed on turn at select communities, minimizing down time and allowing us to evaluate the effectiveness of the program for real - time improvements Standard program includes kitchen and bath upgrades • Stainless appliances • Counter top replacement • U pdated cabinetry • Plumbing and light fixture updates • Flooring 10,000 – 15,000 units (excluding legacy PPS portfolio) identified for redevelopment across same store portfolio with potential to create additional value Meaningful additional opportunity within Legacy PPS portfolio is expected (13,000 units identified) SCOPE OPPORTUNITY Before After Highlands of West Village, Atlanta, GA 2017A 2018F 2019F Production 8,375 7,500 - 8,500 7,500 - 8,500 Average Per Unit Cost $5,463 $6,000 - $6,500 $7,000 - $7,500 Average Rent Increase 8.8% 9.0% - 10.0% 9.0% - 10.0% RESULTS 11

OPERATING PLATFORM: FUTURE OPPORTUNITY TO CAPTURE Robust Pipeline of Units Yet to be Redeveloped MAA REDEVELOPMENT PIPELINE Remaining Identified Redevelopment Opportunity Future Value Opportunity Revenue At 5.6% Cap Rate Net Value Creation $35.1M $626.8M $459.1M Legacy MAA Legacy CLP Legacy PPS Total MAA Units 3,352 10,176 12,376 25,904 Capital $15.1M $45.9M $106.7M $167.7M Incremental Revenue $3.1M $9.5M $22.4M $35.1M Top 10 2018 Markets For Redevelopment Atlanta, GA 1,602 units Charlotte, NC 787 units Dallas, TX 770 units Tampa, FL 670 units Orlando, FL 394 units Charleston, SC 366 units Raleigh/Durham, NC 365 units Washington, DC 342 units Nashville, TN 322 units Phoenix, AZ 249 units 25K units of opportunity > 350 Redeveloped Units +350 Redeveloped Units 12

SYNERGY AND NOI UPSIDE OPPORTUNITY FFO COMMENTS IDENTIFIED   AT MERGER IMPACT IN 2018 TOTAL SYNERGY OPPORTUNITY NOI Margin $13 - $15 million $ 8 - $ 9 million $ 1 3 - $15 million Expense synergies captured in 2017 - 2018; revenue opportunities in 2018 and beyond Stabilize PPS Development Pipeline $15 - $18 million $ 7 - $ 8 million $ 1 6 - $ 1 9 million 1 deal stabilized in 2017; 3 in 2018; 2 in 2019 at slightly higher yields than originally anticipated Redevelopment Pipeline $10 - $12 million $4 - $6 million $14 - $16 million 13k units of PPS portfolio with opportunity, up from original projection of 10k units Overhead Synergies $20 million $20 million $20 million 2018 Guidance includes f ull capture of synergies ; based on 2016 stand alone MAA and PPS gross overhead budgets of $100.6M combined, grown at 5% annually (below sector average of 6%) Strengthened Balance Sheet $3.5 - $5.5 million $ 3.5 - $ 4 .5 million $3.5 - $5.5 million Expect 20 - 30bps narrowing spreads from pre - merger coupon rates; 2017 bond transaction supports this Total Opportunity $61.5 - $70.5 million $ 4 2.5 - $ 47.5 million $ 6 6 .5 - $ 7 5 .5 million 1 Value is NOI divided by 5.6% implied cap rate as defined for MAA by Green Street Advisors, Apartment Sector Update, 8/23/2018 Value creation from NOI margin, Redevelopment Pipeline, Overhead Synergies, and Strengthened Balance Sheet nearly $800 million 1 in value expected net of transaction costs Long - term FFO Opportunity Exceeds Original Expectations $66.5 - $75.5 million in 2019 and beyond PPS MERGER STRENGTHENS PLATFORM AND PROVIDES COMPELLING VALUE 13

CREDIT METRICS AT 6/30/2018 MAA SECTOR AVG 3 Total debt / total assets 1 33.1% 33.0% Total secured debt / total assets 1 6.7% 9.3% Unencumbered NOI / total NOI 85.3% 80.0% Net d ebt / recurring adjusted EBITDA re 2 5.06x 5.11x Consolidated income available for debt service to total annual debt service charge 1,2 5.20x 5.10x 0.0% 10.8% 6.1% 13.5% 57.0% 12.6% DEBT MATURITY PROFILE ($ IN MILLIONS ) AT 6/30/2018 1 MAA calculations as specifically defined in Mid - America Apartments, L.P.’s debt agreements. 2 Sector average represents publicly disclosed sector equivalent. 3 Sector constituents include AVB, CPT, EQR, ESS and UDR; data from 2Q 2018 Company filings. % MATURING 8% 13% 9% 8% 15% 47% $380 $572 $311 $346 $664 $2,165 $110 2018 2019 2020 2021 2022 2023+ Debt* Unsecured credit facility *Debt excluding unsecured credit facility. Weighted Average Interest Rate 3.7% Weighted Average Maturity 4.4 years ENHANCED INVESTMENT GRADE BALANCE SHEET AND MANAGEABLE DEBT MATURITY PROFILE 14

SOLID INVESTMENT GRADE BALANCE SHEET DEBT SUMMARY ($ IN MILLIONS) AT 6/30/2018 Unsecured Bonds $2,662 50.4% Unsecured Term Loans 850 18.9% Unsecured Credit Facility 110 10.0% Total Unsecured Debt $3,622 79.3% Total Secured Debt $927 20.7% TOTAL DEBT $4,549 Note : Total Market Capitalization equals common shares and units outstanding multiplied by the closing stock price on 6 / 29 / 2018 plus preferred shares outstanding at the $ 50 per share redemption price, plus total debt outstanding . Secured Debt 5.6% Unsecured Debt 22.0% Preferred Equity 0.3% Common Equity 72.1% $11.9B Common Equity $4.5B Total Debt DEBT/TOTAL MARKET CAPITALIZATION: 27.6% $0.04B Preferred Equity CREDIT RATINGS Standard & Poor’s Rating Services BBB+ OUTLOOK STABLE Moody’s Investors Service Baa1 OUTLOOK STABLE Fitch Ratings BBB+ OUTLOOK STABLE 15

$2.46 $2.46 $2.46 $2.51 $2.64 $2.78 $2.92 $3.08 $3.28 $3.48 $3.69 82.30% 79.90% 79.60% 76.10% 66.70% 74.30% 66.70% 62.00% 66.10% 65.70% 67.70% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% $2.00 $2.40 $2.80 $3.20 $3.60 $4.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018F Dividends AFFO Payout Ratio SOURCE: S&P Global; KeyBanc , The Leaderboard, 8/5/2018; Company 1 Sector average includes multifamily peers: AIV, AVB, CPT, EQR, ESS and UDR 2 AFFO Payout Ratio is defined as annual dividends paid or forecasted to be paid divided by annual AFFO per Share diluted ANNUAL COMPOUNDED TOTAL SHAREHOLDER RETURN At June 30, 2018 3 YR 5 YR 10 YR 15 YR 20 YR MAA 15.5% 12.5% 11.8% 14.5% 13.5% SECTOR AVG 1 9.0% 10.6% 11.3% 12.2% 11.9% 71.7% Sector Average MAA DIVIDENDS AND AFFO PAYOUT RATIO 2 2008 - 2018F Consistent, Long - Term Outperformance 16 DIFFERENTIATED STRATEGY AND SUPERIOR EXECUTION DRIVES LONG - TERM VALUE CREATION

2019 FFO CONSIDERATIONS Our current 2018 FFO guidance includes several non - core or non - recurring items, detailed below: • Debt mark to market credit adjustment of $9.5M to $10.5M (credit to FFO) • Life insurance settlement of $4.4M (credit to FFO) • Land sale gains of $3.8M (credit to FFO) • Debt extinguishment gains of $2.4M related to expected debt payoffs (credit to FFO) • Merger/integration costs of $8M to $10M (debit to FFO) • Preferred stock mark to market valuation impact of $0 • Total FFO impact in 2018 of $11.6 million at the midpoint; or approximately $0.10 per share Currently, for 2019 FFO, we expect: • Mark to market credit adjustment of less than $500k (credit to FFO ); and $0 beyond 2019. The reduction in this mark to market credit adjustment from 2018 to 2019 adds approximately 20bps to our effective interest rate in 2019. • Minimal activity in any of the other items mentioned above 17

CONSERVING RESOURCES • Low - flow plumbing fixtures • Irrigation efficiencies, rainwater harvesting, reclaimed water and well water usage • Community landscaping to minimize turf and include drought tolerant plant material REDUCING WASTE • On - site trash recycling options for residents • Online leasing and communication tools • Vendor pa rtnerships to recycle carpet and other flooring materials INCREASING EFFICIENCY • Reduced watt, high performance lighting fixtures in community breezeways and common areas (LED, fluorescent, and induction lighting) • Energy Star rated appliances EMPOWERING ASSOCIATES • Competitive compensation and benefits packages, recognition programs, and growth opportunities • Ongoing training • The latest technology and proven systems • Associate engagement including internal communications, reviews and surveys CARING FOR RESIDENTS • STAR Service Program and routine resident surveys • Online resident portal for ease of transactions, service request submission and communication • Property amenities to promote healthy lifestyles REACHING THE COMMUNITY • Corporate charity, Open Arms Foundation, provides temporary housing to families who must travel for medical treatment. Over 2,600 families helped to date. BUILDING CONFIDENCE • Corporate Governance Guidelines encompassing board and committee structure, director and executive officer standards and stock ownership requirements • Code of conduct and ethical standards applying to all MAA associates and directors • Governance practices overseeing policies and standards related to shareholder rights and proxy access • Performance - based, equity compensation aligning executive goals with the long - term best interests of our shareholders • Transparency and accountability of financial reporting, auditing and internal controls through risk oversight and anonymous submission platform • Strong governance rating s from Green Street Advisors and Institutional Shareholder Services Our long - term commitment to sustainability and responsibly managing our relationships is an essential part of how we provide exceptional service and value for our stakeholders. We are dedicated to continuous progress and have established a sustainab ili ty council focused on tracking and enhancing our environmental, social and governance efforts. CONTINUING AND ENHANCED FOCUS ON ESG 18 ENVIRONMENTAL STEWARDSHIP SOCIAL RESPONSIBILITY CORPORATE GOVERNANCE

• Focused on driving growing cash flow with lower levels of volatility through the cycle • Balanced capital allocation across the high - growth Southeast, Southwest and Mid - Atlantic regions • Largest owner/operator focused on high - growth Southeast, Southwest and Mid - Atlantic regions; competitive advantages support long - term outperformance and superior value creation • Enhanced development capability to support strategic capital recycling and value growth opportunity • Meaningful value opportunity to capture from synergies and NOI lift from Post Properties merger • Enhanced investment grade balance sheet well positioned for future opportunities and potential downside pressures; strong dividend coverage • Attractive and compelling value opportunity within the apartment REIT sector; long - term track record and enhanced platform support multiple pricing at or better than sector average SUMMARY 19 Acklen West End Nashville, TN Post Midtown Atlanta, GA 1201 Midtown Charleston, SC Post Afton Oaks Houston, TX The Denton II Kansas City, MO - KS Residences at Fountainhead Phoenix, AZ

20 AT JUNE 30, 2018 APPENDIX • Reconciliation of Non - GAAP Financial Measures • Definitions of Non - GAAP Financial Measures and Other Key Terms

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES 21 RECONCILIATION OF FFO, AFFO AND FAD TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Amounts in thousands, except per share and unit data Three months ended June 30, Six months ended June 30, 2018 2017 2018 2017 Net income available for MAA common shareholders $ 58,885 $ 47,393 $ 106,982 $ 88,376 Depreciation and amortization of real estate assets 121,745 125,344 241,311 254,312 Gain on sale of depreciable real estate assets (2) (274) (2) (201) Depreciation and amortization of real estate assets of real estate joint venture 144 150 289 302 Net income attributable to noncontrolling interests 2,174 1,840 3,975 3,351 Funds from operations attributable to the Company 182,946 174,453 352,555 346,140 Recurring capital expenditures (25,551) (23,223) (35,559) (33,321) Adjusted funds from operations 157,395 151,230 316,996 312,819 Redevelopment and revenue enhancing capital expenditures (25,652) (22,894) (41,619) (35,209) Other capital expenditures (9,885) (3,970) (19,512) (8,067) Funds available for distribution $ 121,858 $ 124,366 $ 255,865 $ 269,543 Dividends and distributions paid $ 108,787 $ 102,476 $ 217,528 $ 204,934 Weighted average common shares - diluted 113,853 113,614 113,769 113,650 FFO weighted average common shares and units - diluted 117,951 117,839 117,922 117,821 Earnings per common share - diluted: Net income available for common shareholders $ 0.52 $ 0.42 $ 0.94 $ 0.78 Funds from operations per Share - diluted $ 1.55 $ 1.48 $ 2.99 $ 2.94 Adjusted funds from operations per Share - diluted $ 1.33 $ 1.28 $ 2.69 $ 2.66

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES 22 RECONCILIATION OF NET OPERATING INCOME TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Dollars in thousands Three Months Ended Six Months Ended June 30, 2018 March 31, 2018 June 30, 2017 June 30, 2018 June 30, 2017 Net Operating Income Same Store NOI $ 224,200 $ 225,350 $ 220,474 $ 449,550 $ 441,657 Non - Same Store NOI 17,143 16,263 16,348 33,406 32,800 Total NOI 241,343 241,613 236,822 482,956 474,457 Depreciation and amortization (122,925) (120,744) (126,360) (243,669) (256,357) Property management expenses (11,396) (12,880) (10,745) (24,276) (21,726) General and administrative expenses (9,211) (10,132) (9,534) (19,343) (22,374) Merger and integration expenses (2,826) (3,799) (4,207) (6,625) (10,368) Other non - operating income (expense) 8,032 (2,341) 2,627 5,691 5,338 Interest expense (43,585) (40,905) (38,481) (84,490) (75,065) Gain on sale of depreciable real estate assets 2 — 274 2 201 Income tax expense (570) (640) (618) (1,210) (1,269) Gain on sale of non - depreciable real estate assets 2,761 150 48 2,911 48 Income from real estate joint venture 356 498 329 854 686 Net income attributable to noncontrolling interests (2,174) (1,801) (1,840) (3,975) (3,351) Dividends to MAA Series I preferred shareholders (922) (922) (922) (1,844) (1,844) Net income available for MAA common shareholders $ 58,885 $ 48,097 $ 47,393 $ 106,982 $ 88,376

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES (1) Included in Other non - operating income (expense) on the Consolidated Statements of Operations 23 RECONCILIATION OF EBITDA, EBITDA re , ADJUSTED EBITDA re AND RECURRING ADJUSTED EBITDA re TO NET INCOME Dollars in thousands Three Months Ended Twelve Months Ended June 30 June 30, June 30, December 31, 2018 2017 2018 2017 Net income $ 61,981 $ 50,155 $ 359,767 $ 340,536 Depreciation and amortization 122,925 126,360 481,020 493,708 Interest expense 43,585 38,481 164,176 154,751 Income tax expense 570 618 2,560 2,619 EBITDA 229,061 215,614 1,007,523 991,614 Gain on sale of depreciable real estate assets (2) (274) (127,186) (127,385) Adjustments to reflect the Company's share of EBITDA re of unconsolidated affiliates 303 310 1,221 1,234 EBITDA re 229,362 215,650 881,558 865,463 Gain on debt extinguishment (1) — (2,217) (1,075) (3,196) Net casualty (gain) loss and other settlement proceeds (1) (794) 240 (1,248) (114) Gain on sale of non - depreciable assets (2,761) (48) (2,884) (21) Adjusted EBITDA re 225,807 213,625 876,351 862,132 Merger and integration expenses 2,826 4,207 16,246 19,990 Recurring Adjusted EBITDA re $ 228,633 $ 217,832 $ 892,597 $ 882,122

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES 24 RECONCILIATION OF NET DEBT TO UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE Dollars in thousands As of June 30, December 31, 2018 2017 Unsecured notes payable $ 3,621,824 $ 3,525,765 Secured notes payable 926,811 976,292 Total debt 4,548,635 4,502,057 Cash and cash equivalents (32,610) (10,750) 1031(b) exchange proceeds included in Restricted cash — (47,668) Net Debt $ 4,516,025 $ 4,443,639 RECONCILIATION OF GROSS ASSETS TO TOTAL ASSETS Dollars in thousands As of June 30, December 31, 2018 2017 Total assets $ 11,447,129 $ 11,491,919 Accumulated depreciation 2,316,195 2,075,071 Gross Assets $ 13,763,324 $ 13,566,990

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES 25 RECONCILIATION OF GROSS REAL ESTATE ASSETS TO REAL ESTATE ASSETS, NET Dollars in thousands As of June 30, December 31, 2018 2017 Real estate assets, net $ 11,263,013 $ 11,261,924 Accumulated depreciation 2,316,195 2,075,071 Cash and cash equivalents 32,610 10,750 1031(b) exchange proceeds included in Restricted cash — 47,668 Gross Real Estate Assets $ 13,611,818 $ 13,395,413

DEFINITIONS OF NON - GAAP FINANCIAL MEASURES Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre , is composed of EBITDAre adjusted for net gain or loss on non - depreciable asset sales, insurance and other settlement proceeds, and gain or loss on debt extinguishment. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre does not include various income and expense items that are not indicative of operating performance. MAA's computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre . Adjusted EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance. Adjusted Funds From Operations (AFFO) AFFO is composed of FFO less recurring capital expenditures. In order to better align the classification of capital expenditu res with business goals, certain capital expenditures related to commercial properties have been reclassified out of recurring capital expenditures fo r c omparative purposes. AFFO should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operato r o f real estate, MAA considers AFFO to be an important measure of performance from operations because AFFO measures the ability to control rev enu es, expenses and recurring capital expenditures. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, i s c omposed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA con siders EBITDA to be an important measure of performance from core operations because EBITDA does not include various expense items that are not i ndi cative of operating performance. EBITDA should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance . EBITDA re For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real est ate, or EBITDAre , is composed of EBITDA, as defined above, excluding the gain or loss on sale of depreciable asset sales and plus adjustments to r efl ect MAA's share of EBITDAre of unconsolidated affiliates. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre does not include various expense items that are not indicative of operating performance. While MAA's definition of EBITDAre is in accordance with NAREIT's definition, it may differ from the methodology utilized by other companies to calculate EBITDAre . EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial p er formance. 26

DEFINITIONS OF NON - GAAP FINANCIAL MEASURES Funds Available for Distribution (FAD) FAD is composed of FFO less total capital expenditures, excluding development spending and property acquisitions. FAD should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operator of real estate, MAA considers F AD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and tota l c apital expenditures . Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (computed in accordance with GAAP) excluding extraordinary it ems , asset impairment, gains or losses on disposition of real estate assets, plus net income attributable to noncontrolling interest, depreciation and amortization of real estate assets, and adjustments for joint ventures to reflect FFO on the same basis. Because noncontrolling interest is added back, FFO, when used in this document, represents FFO attributable to the Company. While MAA's definition of FFO is in accordance with the N ARE IT's definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to such other RE ITs. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. M AA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate asset s. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets , w hose value does not diminish predictably over time, as historical cost depreciation implies . Gross Assets Gross Assets represents Total assets plus Accumulated depreciation and accumulated depreciation for Assets held for sale, whi ch is included in "Assets held for sale" on the Consolidated Balance Sheets. MAA believes that Gross Assets can be used as a helpful tool in e val uating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with cha nges in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies . Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation and accumulated depreciation for As set s held for sale, which is included in "Assets held for sale" on the Consolidated Balance Sheets, plus Cash and cash equivalents plus 1031(b) e xch ange proceeds included in "Restricted cash" on the Consolidated Balance Sheets. MAA believes that Gross Real Estate Assets can be used as a h elpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is general ly not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. 27

DEFINITIONS OF NON - GAAP FINANCIAL MEASURES Net Debt Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents and 1031(b) proceeds inc lud ed in "Restricted cash" on the Consolidated Balance Sheets. MAA believes Net Debt is a helpful tool in evaluating its debt positio n . Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding deprecia tio n, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net in com e available for MAA common shareholders. MAA believes NOI by market is a helpful tool in evaluating the operating performance within MAA's marke ts because it measures the core operations of property performance by excluding corporate level expenses and other items not related to pro per ty operating performance . Recurring Adjusted EBITDA re Recurring Adjusted EBITDAre represents Adjusted EBITDAre further adjusted to exclude certain items that are not considered part of MAA's core business operations such as acquisition and merger and integration expenses. MAA believes Recurring Adjusted EBITDAre is an important performance measure as it adjusts for certain items that by their nature are not comparable over periods and therefore tend t o o bscure actual operating performance. MAA's definition of Recurring Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Recurring Adjusted EBITDAre . Recurring Adjusted EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance . Same Store NOI Same Store NOI represents total operating revenues less total property operating expenses, excluding depreciation, for all pr ope rties classified within the Same Store Portfolio during the period. Same Store NOI should not be considered as an alternative to Net income available fo r MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating the operating performance within MAA's markets bec aus e it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operati ng performance . 28

DEFINITIONS OF OTHER KEY TERMS Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied uni ts plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to th e c urrent market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual ren tal revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for the quarter . Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. On ce all units are delivered and available for occupancy, the community moves into the Lease - up Communities portfolio . Lease - up Communities New acquisitions acquired during lease - up and newly developed communities remain in the Lease - up Communities portfolio until sta bilized. Communities are considered stabilized after achieving at least 90% occupancy for 90 days . Non - Same Store Portfolio Non - Same Store Portfolio includes recent acquisitions, communities that have been identified for disposition, and communities th at have undergone a significant casualty loss . Same Store Portfolio MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions warrant. Communit ies are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are consi der ed stabilized after achieving at least 90% occupancy for 90 days. Communities that have been approved by MAA's Board of Directors for disposition ar e excluded from the Same Store Portfolio. Communities that have undergone a significant casualty loss are also excluded from the Same Store Por tfolio. 29

DEFINITIONS OF OTHER KEY TERMS Total Market Capitalization Total Market Capitalization equals the number of shares of common stock plus units not held by MAA at period end multiplied b y t he closing stock price at period end, plus total debt outstanding . Unencumbered NOI Unencumbered NOI represents NOI generated by our unencumbered assets (as defined in MAALP's bond covenants). 30